SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K


                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): February 29, 2000



                            JONES INTERCABLE, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)



         Colorado                    1-9953                     84-0613514
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(State of Incorporation)     (Commission File Number)         (IRS Employer
                                                            Identification No.)



          c/o Comcast Corporation
1500 Market Street, Philadelphia, Pennsylvania              19102-2148
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 (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number including area code: (215) 665-1700
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ITEM 5.  Other Events

The audited consolidated balance sheet of Jones Intercable, Inc. and subsidiaries as of December 31, 1999 and 1998, and the related audited consolidated statements of operations, stockholders' equity (deficiency) and cash flows for each of the three years in the period ended December 31, 1999 are included in this report under Item 7 and are listed in the index to the audited financial statements.

ITEM 7.  Financial Statements and Exhibits.

Exhibit No.

99.1      Report of Independent Public Accountants.

99.2 The audited consolidated balance sheet of Jones Intercable, Inc. and subsidiaries as of December 31, 1999 and 1998, and the related audited consolidated statements of operations, stockholders' equity (deficiency) and cash flows for each of the three years in the period ended December 31, 1999.

                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  February 29, 2000                   JONES INTERCABLE, INC.

                                            By: /s/ Joseph J. Euteneuer
                                                -----------------------
                                                Vice President
                                                (Authorized Officer)

                                 EXHIBIT INDEX

99.1      Report of Independent Public Accountants.

99.2 The audited consolidated balance sheet of Jones Intercable, Inc. and subsidiaries as of December 31, 1999 and 1998, and the related audited consolidated statements of operations, stockholders' equity (deficiency) and cash flows for each of the three years in the period ended December 31, 1999.